FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                                      AND
                                WAIVER AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is dated as of September 10, 1996, between JACKSON HEWITT, INC., a Virginia corporation (the "Company"), and NATIONSBANK, N.A., formerly known as NationsBank of Virginia, N.A. (the "Bank").

                                    RECITALS

         The Company and the Bank are parties to (i) a Credit Agreement dated as of June 28, 1994, as amended by First Amendment to Credit Agreement dated as of October 19, 1994 and by Second Amendment to Credit Agreement dated as of January 4, 1995, (ii) an Amended and Restated Credit Agreement dated as of July 17, 1995, as amended by First Amendment to Amended and Restated Credit Agreement dated as of October 17, 1995 and by Second Amendment to Amended and Restated Credit Agreement dated as of April 30, 1996, and (iii) an Amended and Restated Credit Agreement dated as of June 7, 1996 (the "Original Agreement"). The Company and the Bank now wish to make certain changes to the Original Agreement.

                                   AGREEMENT

         The Company and the Bank agree as follows:


         1. Capitalized terms used herein and not defined herein shall have the same meanings as in the Original Agreement.


         2.  The following definitions are added to Section 1.1 of the Original
Agreement:

                  " "Guarantee": the guarantee of the Guarantors dated as of September 10, 1996, as it may be amended, supplemented or otherwise modified from time to time."

                  " "Guarantors": the collective reference to Hewfant, Inc. and Oden, Inc., individually, a "Guarantor"."


         3. The definition of "Loan Documents" in the Original Agreement is deleted and the following substituted therefor:

                  " "Loan Documents": the collective reference to this Agreement, the Notes, the Guarantee, the Security Documents and all additional documents which may from time to time be delivered

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by the Company pursuant hereto; all as they may be amended from time to time; individually, a "Loan Document"."


         4. The definition of "Working Capital Note" in Section 1.1 of the Original Agreement is deleted and the following substituted therefor:

                  " "Working Capital Note": the Amended and Restated Working Capital Note dated September 10, 1996 to be executed and delivered by the Company to the Bank in the maximum principal amount of $7,900,000.00, amending and restating the Line of Credit Note dated June 28, 1994, as amended by First Allonge to Line of Credit Note dated as of January 12, 1995, and as amended by Amended and Restated Line of Credit Note dated July 17, 1995, and as further amended by Amended and Restated Working Capital Note dated June 7, 1996, substantially in the form of Exhibit A, as it may be amended, supplemented or otherwise modified from time to time."


         5. Section 2.1(a) of the Original Agreement is deleted and the following substituted therefor:

                  "(a) Subject to the terms and conditions hereof, the Bank agrees to make Loans to the Company from time to time during the Working Capital Commitment Period in an aggregate principal amount at any one time outstanding not to exceed

                  (i) Three Million Four Hundred Thousand Dollars
($3,400,000.00) from June 7, 1996 through June 30, 1996;

                  (ii) Five Million Four Hundred Thousand Dollars
($5,400,000.00) from July 1, 1996 through August 31, 1996;

                  (iii) Five Million Nine Hundred Thousand Dollars ($5,900,000.00) from September 1, 1996 through September 30, 1996;

                  (iv) Six Million Nine Hundred Thousand Dollars
($6,900,000.00) from October 1, 1996 through October 31, 1996;

                  (v) Seven Million Four Hundred Thousand Dollars
($7,400,000.00) from November 1, 1996 through November 30,
1996;

                  (vi) Seven Million Nine Hundred Thousand Dollars ($7,900,000.00) from December 1, 1996 through February 15, 1997;

                  (vii) Six Million Nine Hundred Thousand Dollars
($6,900,000.00) from February 16, 1997 through February 28, 1997;

                  (viii) Four Million Four Hundred Thousand Dollars

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($4,400,000.00) from March 1, 1997 through March 15, 1997;

                  (ix) Three Million Four Hundred Thousand Dollars ($3,400,000.00) from March 16, 1997 through April 30, 1997; and

                  (x) Two Million Dollars ($2,000,000.00) from May 1, 1997 through July 31, 1997."


         6. Section 2.2 of the Original Agreement is deleted and the following substituted therefor:

                  "Section 2.2 Working Capital Note. The Loans made by the Bank pursuant to the Working Capital Commitment shall be evidenced by the Working Capital Note, payable to the order of the Bank, representing the obligation of the Company to pay the aggregate unpaid principal amount of all Loans made thereunder by the Bank. The Bank is authorized to endorse the date and amount of each Loan of the Bank and each payment of principal with respect thereto on a schedule to be annexed to the Working Capital Note or otherwise on the records of the Bank, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The Working Capital Note shall (a) be dated September 10, 1996, (b) be stated to mature on the Working Capital Termination Date, and (c) bear interest for the period from the date thereof on the unpaid principal amount thereof from time to time outstanding at a rate per annum equal to (i) the NationsBank Rate plus one-half percent (.5%) on each dollar outstanding up to an amount of $6,500,000 and (ii) the NationsBank Rate plus one and one-quarter percent (1.25%) on each dollar outstanding in excess of
$6,500,000.   Interest only accrued on the Working Capital Note shall be payable on the first day of each month, commencing on the first such date to occur after the date hereof and on the Working Capital Termination Date."


         7. Section 2.6(b) of the Original Agreement is deleted and the following substituted therefor:

                  "(b) The Company shall pay to the Bank a commitment fee of $25,000 on February 15, 1997."


         8. Section 3.15 of the Original Agreement is deleted and the following substituted therefor:

                  "Section 3.15 Subsidiaries. The Company has no Subsidiaries except Hewfant, Inc. and Oden, Inc."


         9. The following is added as a new Section 4.4 to the Original Agreement:
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

                  "Section 4.4 Conditions to Amendment and Waiver. The obligation of the Bank to enter into the First Amendment to Amended and Restated Credit Agreement and Waiver Agreement is subject to the satisfaction of the following conditions precedent:

         (a) The Bank shall have received the First Amendment to Amended and Restated Credit Agreement and Waiver Agreement, duly executed and delivered by a Responsible Officer of the Company.

         (b) The Bank shall have received the Guarantee, duly executed and delivered by a duly authorized Responsible Officer of each of the Guarantors.

          (c) The Bank shall have received a copy of the resolutions (in form and substance satisfactory to the Bank) of the Board of Directors of each Guarantor authorizing the execution, delivery and performance of the Guarantee, certified by the Secretary or the Assistant Secretary of each Guarantor. Such certificate shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date of such certificate.

         (d) The Bank shall have received a certificate of the Secretary or an Assistant Secretary of each Guarantor, as to the incumbency and signature of the officers of each Guarantor executing the Guarantee and any certificate or other document to be delivered pursuant hereto or thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

         (e) The Bank shall have received such additional information as it shall have reasonably requested; and all corporate and other proceedings and all other documents and legal matters in connection with the Guarantee shall be satisfactory in form and substance to the Bank and its counsel."


         10. Section 5.10(b) of the Original Agreement is deleted and the following substituted therefor:

                  "(b) a ratio of Indebtedness minus Subordinated Debt to Tangible Net Worth plus Subordinated Debt of not more than (i) 1.20 to 1.00 at April 30, 1996, (ii) 1.75 to 1.00 at July 31, 1996, (iii) 2.25 to 1.00 at
October 31, 1996, and January 31, 1997, and (iv) 1.00 to 1.00 at April 30, 1997;
and"


         11. Section 6.4 of the Original Agreement is deleted and the following substituted therefor:


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

              "Section 6.4  Prohibition of Fundamental Changes;
Acquisitions.

         (a) Enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business or assets, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests but excluding obsolete or worn out property, or inventory disposed of in the ordinary course of business),or make any material change in its present method of conducting business;

         (b) Acquire by purchase or otherwise all or substantially all the business or assets of, or stock or other evidence of beneficial ownership of, any Person, provided that the purchase or sale of a franchise to provide tax services will not violate this Section 6.4(b) if after the consummation of such a purchase, the Company will be in compliance with all the terms and conditions of this Agreement, including, without limitation, the financial covenants contained in Section 5.10.


         12. The Bank hereby waives the violation of Section 6.6 of the Original Agreement relating to Investments and Section 6.11 of the Original Agreement relating to Subsidiaries caused by the Company's acquisition of Oden, Inc., a wholly-owned subsidiary of the Company. Such waiver in no way waives any other or future violation of such sections.


     13. Except as specifically set forth herein, the terms and conditions of the Original Agreement remain in effect.


         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement to be signed, sealed and delivered by their properly and duly authorized officers as of the day and year first above-written.


                       JACKSON HEWITT, INC.


                       By: /s/ Keith E. Alessi  [Seal]
                          -----------------------------
                       Title: President/CEO
                              -------------------------


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
                       NATIONSBANK, N.A.

                       By: /s/ Paula H. Smith   [Seal]
                          ----------------------------
                       Title: Senior Vice President
                             -------------------------


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
         Jackson Hewitt, Inc. delivered to NationsBank, N.A., formerly known as NationsBank of Virginia, N.A., its Line of Credit Note dated June 28, 1994 in the original principal amount of $4,000,000, as amended by First Allonge to Line of Credit Note dated as of January 12, 1995 increasing the principal amount to $4,500,000, and as amended by Amended and Restated Line of Credit Note dated July 17, 1995, and as amended by Amended and Restated Working Capital Note dated June 7, 1996 increasing the principal amount to $6,900,000 (the "Original Note"). The parties now wish to make additional amendments to the Original Note and hereby agree that the Original Note shall be amended and restated in its entirety from and after the date hereof to read as follows:

                   AMENDED AND RESTATED WORKING CAPITAL NOTE

                                                          Norfolk, Virginia
$7,900,000.00                                             September 10, 1996



         ON THE WORKING CAPITAL TERMINATION DATE, as defined in the hereinafter defined Credit Agreement, FOR VALUE RECEIVED, the undersigned maker, JACKSON HEWITT, INC., promises to pay to NATIONSBANK, N.A., or order, without offset, at the banking headquarters of NationsBank, N.A., Norfolk, Virginia, or at such other place as the holder hereof may hereafter from time to time designate in writing, in lawful money of the United States which shall be legal tender in the payment of all debts and dues, public and private, at the time of payment, the principal sum of Seven Million Nine Hundred Thousand and 00/100 Dollars ($7,900,000.00) or such portion thereof outstanding hereunder which has been advanced to the undersigned maker pursuant to the provisions of that certain Amended and Restated Credit Agreement dated as of June 7, 1996, as amended by First Amendment to Amended and Restated Credit Agreement dated the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, hereinafter referred to as the "Credit Agreement") between Jackson Hewitt, Inc. and NationsBank, N.A.

         The maker promises to pay interest on the outstanding principal amount hereof for each day from the date hereof until paid, monthly on the first day of each month, commencing on the first such date after the date hereof, at a rate per annum equal to (i) the NationsBank Rate plus one-half percent (.5%) on each dollar outstanding up to and including an amount of $6,500,000

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



and (ii) the NationsBank Rate plus one and one-quarter percent (1.25%) on each dollar outstanding in excess of $6,500,000. "NationsBank Rate" means the rate publicly announced by NationsBank, N.A. from time to time as its prime rate; provided that any overdue principal and, to the extent permitted by law, any overdue interest shall bear interest for each day until paid at a rate per annum equal to the sum of 3% plus the rate otherwise applicable for such day. Interest on this Note shall be adjusted automatically on and as of the effective date of any change in the NationsBank Rate and shall be computed on the basis of a year of 360 days and paid for the actual number of days for which due. This Note is delivered pursuant to the Credit Agreement, the terms of which are incorporated herein by reference. The Credit Agreement contains provisions concerning late charges, prepayments and other matters relating to this Note.

         Each person liable hereon in any capacity, whether as maker, endorser, surety, guarantor or otherwise, (i) waives homestead exemptions, (ii) waives presentment, demand, protest and notice of every kind respecting this Note,
(iii) agrees that the holder hereof, at any time or times, without notice to or the consent of them or any of them, may grant extensions of time, without limit as to the number or the aggregate period of such extensions, for the payment of any principal or interest due hereon, and (iv) to the extent not prohibited by law, waives the benefit of any law or rule of law intended for his advantage or protection as an obligor hereunder or providing for his release or discharge from liability hereon, in whole or in part, on account of any facts or circumstances other than full and complete payment of all amounts due hereunder, including, but not limited to, any statute giving any person the right to require (or providing for his discharge in the absence of) the institution of any suit hereon.

         For the purposes of this Note, the word "person" shall include individuals, corporations, partnerships, and all other entities.

         The occurrence of any "Event of Default" (as defined in the Credit Agreement) shall constitute a default hereunder whereupon the entire balance of principal with all interest then accrued shall, at the option of the holder hereof, become immediately due and payable.

         This Note is made and executed under, and in all respects shall be construed and governed by, the laws of the State of Virginia.

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


         This Note is secured by the Security Documents, all as defined in the Credit Agreement.

         WITNESS the following signatures and seals:

                              JACKSON HEWITT, INC.

                              By:_______________________[Seal]
                              Title:__________________________

                              NATIONSBANK, N.A.

                              By:_______________________[Seal]
                              Title:__________________________

                                WAIVER AGREEMENT

         THIS WAIVER AGREEMENT is dated as of September 10, 1996, between JACKSON HEWITT, INC., a Virginia corporation (the "Company"), and NATIONSBANK, N.A., formerly known as NationsBank of Virginia, N.A. (the "Bank").

         The Company and the Bank are parties to an Amended and Restated Credit Agreement dated as of June 7, 1996 (the "Original Agreement"). The Company and the Bank have entered into a First Amendment to Amended and Restated Credit Agreement and Waiver Agreement dated as of September 10, 1996 (the "Amendment").

         Capitalized terms used herein and not defined herein shall have the same meanings as in the Original Agreement and the Amendment.

         Section 9 of the Amendment amends the Original Agreement by adding a new Section 4.4 to provide certain conditions to the obligation of the Bank to enter into the Amendment. The Company has requested, and the Bank has agreed, that the conditions set forth in Section 4.4(b), (c) and (d) will be waived until October 10, 1996. The Company agrees that the failure to satisfy such conditions by October 10, 1996 will constitute an Event of Default under the Original Agreement as modified by the Amendment.

         WITNESS the following signatures and seals.

                                             JACKSON HEWITT, INC.

                                      By:________________________[Seal]
                                      Title:___________________________

                                                NATIONSBANK, N.A.

                                      By:________________________[Seal]
                                      Title:___________________________